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                                                                    EXHIBIT 99.2


                                   BEFORE THE
                          STATE CORPORATION COMMISSION
                             OF THE STATE OF KANSAS



In the Matter of the Investigation of Actions     )
of Western Resources, Inc. to Separate its        )   Docket No. 01-WSRE-949-GIE
Jurisdictional Electric Public Utility Business   )
from its Unregulated Businesses                   )



                     JOINT MOTION FOR EXPEDITED APPROVAL OF
                        LIMITED STIPULATION AND AGREEMENT

         The Kansas Corporation Commission Staff ("KCC Staff") Protection One, Inc. ("Protection One"), Westar Energy, Inc., formerly known as Western Resources, Inc. ("Westar Energy"), Westar Industries, Inc., a wholly-owned subsidiary of Westar Energy ("Westar Industries"), and the Kansas Industrial Consumers ("KIC")], (collectively, the "Movants") hereby submit the attached Limited Stipulation and Agreement for the approval of the Kansas Corporation Commission ("Commission"). The Movants further request that the Commission issue its Order approving the sale by Protection One, and the repurchase by Westar Energy, of shares of common and preferred Westar Energy stock currently held by Protection One, consistent with the Limited Stipulation and Agreement. In support of this Motion For Expedited Approval, the Movants state as follows:

       1. On January 10, 2003, Protection One filed its PETITION FOR PARTIAL STAY AND LIMITED RECONSIDERATION OF COMMISSION ORDER NO. 55 ("Reconsideration Request"), seeking reconsideration of certain aspects of Order No. 55.

       2. After extensive discussions among Staff and active Intervenors in this docket, Movants executed the attached Limited Stipulation and Agreement. This Limited Stipulation


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and Agreement is designed to resolve without contested proceedings or litigation several issues relating to Protection One while reserving the right and opportunity to continue negotiations to settle remaining issues.

       3. On behalf of all signatories to the Limited Stipulation and Agreement, Movants hereby request that the Commission issue an Order that (i) grants this Joint Motion and (ii) approves the attached Limited Stipulation and Agreement in its entirety. The Movants further request that the Commission take these actions on an expedited basis. Since the filing of Protection One's Reconsideration Request, the Protection One Board of Directors has appointed a special committee of independent directors ("Special Committee"). On February 5, 2003, in a joint announcement with Westar Energy, Protection One announced that the Special Committee hired Bear, Stearns & Co. Inc., an investment banking firm, to help the Board of Directors explore Protection One's strategic alternatives, including the possible sale of the company. In addition, Westar Energy, Protection One's largest shareholder, has announced that it has retained Lehman Brothers Inc. as its investment banker to assist in evaluating the sale of its interest in Protection One.

         WHEREFORE, Movants respectfully request that the Commission approve the attached Limited Stipulation and Agreement.


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                                             Respectfully submitted,




                                             -----------------------------------
                                             Kansas Corporation Commission Staff




                                             -----------------------------------
                                             Protection One Inc.




                                             -----------------------------------
                                             Westar Energy, Inc.




                                             -----------------------------------
                                             Westar Industries, Inc.




                                             -----------------------------------
                                             Citizens' Utility Ratepayer Board




                                             -----------------------------------
                                             MBIA Insurance Corporation




                                             -----------------------------------
                                             Kansas Industrial Consumers


           Dated this 11th day of February, 2003.


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